Exhibit 99.1

Boeing Names Stephanie Pope Chief Operating Officer

–Pope to drive stability and performance across Boeing as the company restores its operational and financial strength
–29-year Boeing leader brings deep business and customer expertise across all Boeing markets

ARLINGTON, Va., Dec. 11, 2023 — Boeing [NYSE: BA] today announced Stephanie Pope as executive vice president and chief operating officer of The Boeing Company. In this newly created position, effective January 1, 2024, Pope will report to Boeing President and Chief Executive Officer Dave Calhoun.
As Boeing COO, Pope will oversee the performance of the company’s three business units with responsibility for driving supply chain, quality, manufacturing and engineering excellence across the company. The business unit Chief Executive Officers, the Boeing Chief Engineer and the President of Boeing Global will report directly to Pope. Senior corporate functional leaders will continue reporting to Calhoun.
“Stephanie brings tremendous operational, financial and customer experience to this role, as well as a proven record of performance across our commercial, defense and services business units,” said Calhoun. “Next year will be a significant transitional year in our performance as we continue to restore our operational and financial strength; and Stephanie will help drive the stability and predictability necessary to ensure we deliver on our customer, employee, regulatory, investor and other stakeholder commitments.”
Pope’s successor to lead Boeing Global Services will be named at a later date.
“I am honored to step into this new role and look forward to working closely with Dave, our Executive Council and all of our Boeing teammates,” said Pope. “Together, we will continue to improve operating performance and remain committed to delivering for our customers, while ensuring the highest levels of safety, quality and transparency in all that we do.”
Stephanie Pope Biography
Stephanie Pope has been serving as president and chief executive officer of Boeing Global Services since April 2022, where she was responsible for leading the company's aerospace services development and delivery model for commercial, government and aviation industry customers worldwide, focusing on global supply chain and parts distribution, aircraft modifications and maintenance, digital solutions, aftermarket engineering, analytics and training. Previously, she was chief financial officer of Boeing Commercial Airplanes. In nearly three decades of service at Boeing, Pope has held a number of leadership positions of increasing responsibility in all three business units, within programs and at the corporate level. Read her full bio.
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As a leading global aerospace company, Boeing develops, manufactures and services commercial airplanes, defense products and space systems for customers in more than 150 countries. As a top U.S. exporter, the company leverages the talents of a global supplier base to advance economic opportunity, sustainability and community impact. Boeing's diverse team is committed to innovating for the future, leading with sustainability, and cultivating a culture based on the company's core values of safety, quality and integrity. Join our team and find your purpose at boeing.com/careers.
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Certain statements in this release may be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "should," "expects," "intends," "plans," "believes," "anticipates," and similar expressions generally identify these forward-looking statements. Examples of forward-looking statements include statements relating to our future financial condition and operating results, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that we believe to be reasonable when made, but that may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including economic conditions in the United States and globally, general market and industry conditions as they may impact us or our customers, and our reliance on our commercial customers, our U.S. government customers and our suppliers, as well as the other important factors disclosed previously and from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.
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